UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2003
                                                         ----------------

                                    DVL, INC.
                                    ---------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                1-8356                            13-2892858
                --------------------------------------------
      (Commission File Number)      (IRS Employer Identification Number)

               70 East 55th Street, 7th Floor, New York, NY 10022
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 350-9900
                                                           --------------

Item 5. Other Events and Required FD Disclosure.

Reference is hereby made to the press release of DVL, Inc. dated October 13, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

99.1 Press release dated October 13, 2003 issued by DVL, Inc., announcing the redemption of promissory notes.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVL, INC.


                                                 By: /s/ Jay Thailer
                                                     ---------------
                                                 Name:  Jay Thailer
                                                 Title: Executive Vice President
                                                 and Chief Financial Officer

Date: October 15, 2003


                                       2